EXHIBIT 99.1


                 CODE OF ETHICS AND CONFLICTS OF INTEREST POLICY

                                     [LOGO]



                            SALISBURY BANCORP, INC.,
                      SALISBURY BANK AND TRUST COMPANY, and
                        SBT MORTGAGE SERVICE CORPORATION



Individual Responsible:                              John F. Perotti
                                                     Chairman and CEO

Board Approved:                                      August 26, 2005
Last Revision:                                       February 29, 2008

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                            SALISBURY BANCORP, INC.,
                        SALISBURY BANK AND TRUST COMPANY,
                                       AND
                        SBT MORTGAGE SERVICE CORPORATION

                 CODE OF ETHICS AND CONFLICTS OF INTEREST POLICY
                     for Directors, Officers, and Employees

Salisbury Bank and Trust Company (the "Bank"), Salisbury Bancorp, Inc. (the "Holding Company") and SBT Mortgage Service Corporation, a subsidiary of the Bank (herein referred to collectively as the "Corporation") are institutions of public trust that are dependent upon public confidence. Inherent in that trust is the Corporation's responsibility not only to preserve and safeguard public confidence but also to strengthen and renew such confidence. The reputation and soundness of the Corporation is dependent on its commitment to avoid conflicts of interest. It is imperative that each member of the Board of Directors, Officer and Employee of the Corporation act with integrity at all times, conduct themselves in a professional manner, and comply with all rules, regulations and policies of the Corporation. In addition, all Directors, Officers and Employees have an obligation to the Corporation to ensure that their outside activities, interests and personal affairs are not in conflict with the Corporation's interests or reflect negatively upon the Corporation's reputation in the community. It is to this end that this Code of Ethics and Conflicts of Interest Policy ("Policy") was adopted. This Policy also serves as the Holding Company's "Code of Ethics" for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the regulations of the Securities and Exchange Commission promulgated pursuant thereto.

STATEMENT OF BOARD POLICY
-------------------------

No one associated with the Corporation, whether as a director, officer or employee, should use their position, directly or indirectly, for private gain, to advance personal interests or to obtain favors or benefits for themselves, their families or related interests, or any other entity. Each such person must manage their personal and business affairs so as to avoid situations that might lead to conflict of interest or the appearance of a conflict of interest involving the Corporation. Compliance with this Policy is required of all such persons.

The purpose of this Policy is to ensure that business dealings and transactions between the Corporation and its officers, directors, principal shareholders and employees are conducted in an arm's-length fashion.

The nature of the banking industry requires that each employee and officer of the Corporation meet high standards of integrity and ethical conduct. These rules are based upon laws and fiduciary duties which are derived from common sense principles. However, they are extremely important and should be reviewed regularly. Please remember that the following should be considered to be guidelines and as such, cannot address every potential issue. If you should have a question concerning a specific proposed transaction, discuss it first with the Chief Executive Officer or a member of Senior Management.

The  Policy  is  applicable   to  officers,   directors  and  employees  of  the
Corporation.

CONFLICTS OF INTEREST
---------------------

All officers, directors and employees ("insiders") are responsible for dealing fairly with the Corporation in business transactions and ensuring that their personal interests do not bias the Corporation's decisions. Insiders must ensure that their own business and personal relationships with the Corporation, as well as their relationships with fellow insiders, are always at arm's-length.
Insiders must also ensure that they do not take any business opportunity that properly belongs to the Corporation. Even the appearance of abuse in insider dealings can adversely affect both the Corporation and the individual. The law does not prohibit an insider from doing business with the Corporation; in fact, many insiders are very important customers. Insiders must ensure, however, that neither they nor others abuse their position to benefit personally at the Corporation's expense, and they should take appropriate precautions in structuring their business and personal ties to the Corporation to avoid even the appearance of a conflict of interest.

Insiders must not put their personal or business interests or those of others above the interests of the Corporation. Thus, insiders must be fair in their dealings with the Corporation, and personal interests must not be allowed to bias decisions. Insiders must not take advantage of potential "corporate opportunities," such as business enterprises, properties, or new products that they learn of as a result of their position or that are in the Corporation 's "line of business."

Insiders must disclose fully to the Board any personal interest they may have in matters affecting the Corporation and ensure that any transactions involving these interests are determined by disinterested Directors to be fair to the Corporation.

PERSONAL CONDUCT
----------------

Each officer, director and employee is expected to maintain the highest ethical standards in their personal and professional dealings. The Corporation will not tolerate any illegal discrimination or harassment of any kind.

Employees, officers and directors of the Corporation are expected to accept certain responsibilities, adhere to acceptable business principles in matters of personal conduct, and exhibit a high degree of personal integrity at all times. This not only involves respect for the rights of others, but also demands that with respect to business and personal matters, such persons refrain from any behavior that might be harmful to the Corporation, or that might be viewed unfavorably by current or potential customers or with respect to the public.

PERSONAL FINANCES
-----------------

Each officer, director, and employee should maintain his or her personal finances in a prudent, businesslike manner. Checking accounts for officers, directors, principal shareholders and employees are to be handled in a professional manner. Deposits may not bear a greater rate of interest than that paid to the general public. In accordance with 12 CFR 215.4(e) of Regulation O, the Bank may not pay an overdraft of an executive officer or director of the Bank or of an affiliate of the Bank, on an account at the Bank, unless either:

      o The payment of funds is made in accordance with a written, preauthorized, interest-bearing extension of credit plan that specifies a method of repayment, or a written, preauthorized transfer of funds from another account of the account holder at the Bank.

      o The payment is of an inadvertent overdraft on an account in an aggregate amount of $1,000 or less, provided the account is not overdrawn for more than five business days, and the Bank charges the executive officer or director the same fee charged to any other customer of the Bank in similar circumstances.

The following activities are prohibited:

            1.    Borrowing from other staff members;

            2. Borrowing from the Corporation's customers other than those that are lending institutions;

            3. Borrowing from the Holding Company or borrowing at preferential rates from the Bank because of your position. Remember that any Bank loans to executive officers, directors and principal shareholders must be on the same terms and conditions as those offered to the general public; and

            4. Borrowing from the Corporation or any other institution, on terms or conditions (or through a process) which would violate any applicable law, rule or regulation, or which would be contrary to the policies of the Corporation.

The Policy of the Corporation and banking laws impose various restrictions on certain "insider" loan transactions. Please refer to the Bank's Insider Lending Policy & Procedures and Regulation O Compliance Policy.

BUSINESS DEALINGS
-----------------

In addition to lending transactions, any dealings between the Corporation and directors, executive officers, principal shareholders and related interests of such persons, including transactions between the Corporation and the immediate family of (spouses, children, parents, grandparents, siblings and step-relatives or any person sharing your household), the Corporation's insiders ("related interests"), must constitute arm's-length transactions.

The following insider transactions are prohibited:
--------------------------------------------------

            1. A transaction or business dealing which is not intended for the benefit of the Corporation but is merely an accommodation for the insider's benefit;

            2. A transaction that is not made on terms and under circumstances which are substantially the same or as favorable as those prevailing at the time for comparable business dealings with persons not covered by the Policy; or

            3. A transaction that is an investment in real estate, either directly or indirectly, whether in the form of an equity interest, partnership, joint venture, or any other form, if the Corporation, in substance, has virtually the same risks and potential rewards as an investor in the borrower's investment in real estate.

With regard to use of the Corporation's property and personnel, the Boards have taken the position that all supplies, copy services, postage meter and support personnel are for the Corporation's business and should not be used for personal needs. Any questions or areas of confusion regarding this Policy should be addressed to the Chief Executive Officer.

Conflicts of interest between officers, employees, principal shareholders or directors of the Corporation and customers of the Corporation (or their related interests) shall be avoided at all times. Conflicts of interest include, but are not limited to, compensation from or investments in customers of the Corporation or their related interests. Similarly, the unauthorized use of privileged information constitutes a conflict of interest. Any officer, employee, principal shareholder or director contemplating a transaction that may involve a conflict of interest must obtain the proper approval of the Board of Directors of the Holding Company or the Bank, respectively. Any such approval shall not be deemed a waiver of this provision of this Policy.

The following activities are prohibited:
----------------------------------------

            1. A direct or indirect financial interest including joint ventures or directorship in or with a supplier, customer or appropriate prospective customer without prior disclosure to and prior approval from the appropriate Board of Directors.

            2.    Receiving   preferential   treatment  from  customers  of  the
                  Corporation because of your position with the Corporation.

            3. Selling or leasing goods or services to the Corporation without prior disclosure and approval by a majority of disinterested directors. In addition, the terms and conditions of transactions must be not less favorable than those offered to others.

            4.    Receiving  discounts on personal  purchases  from suppliers or
                  customers   because  of   business   relationships   with  the
                  Corporation.

            5. Giving preferential treatment to a customer, supplier or prospective customer because of any favor, gratuity or outside business relationship with such customer, supplier or prospective customer.

Actual conflicts of interest and any known potential conflicts of interest must be disclosed to the appropriate Board of Directors, including those arising due to business or personal relationships with customers, suppliers, business associates, or competitors of the Corporation.

CONFIDENTIALITY AND SAFEGUARDING CONFIDENTIAL INFORMATION
---------------------------------------------------------

All non-public information about the Corporation should be considered confidential information. Additionally, information obtained in the course of evaluating a loan application, servicing a loan and other information including financial, personal and other information on customers, suppliers, prospective customers, employees or applicants is strictly confidential and must not be used or disclosed for any reason other than the intended purpose for such information. Use of such information to further your own business interests should be scrupulously avoided. In addition, such information may not be shared or made available to individuals outside the Corporation unless required by law.

All customer information is considered private and privileged, and is to be used solely for the purpose of providing customers with legitimate business services. Employees are prohibited from inquiring on customer accounts (this includes employee accounts) for any reason other than an approved and legitimate business inquiry. Failure to meet privacy responsibilities may be cause for disciplinary action, up to and including termination of employment.

Use of material  inside  information  in your own  investments  can constitute a violation of federal securities laws. As long as this material inside information is not fully disclosed to the investing public, you must abstain from trading in, recommending, or discussing the securities concerned.

The obligation to preserve confidential information continues even after employment with the Corporation ends.

The stock of the Holding Company is registered pursuant to the Securities Exchange Act of 1934. Therefore, each employee, officer, and director should be familiar with the basic requirements of both state and federal securities laws with regard to reporting requirements and trading in the Holding Company's stock. The requirements are summarized in the following policies adopted by the Boards of Directors of the Holding Company and the Bank: Policies and Procedures on Confidential Information and the Avoidance of Insider Trading and the Policy Regarding Pre-clearance of Insider Transactions and Procedures for Officers and Directors Pursuant to Section 16 of the

Securities Exchange Act of 1934, as Amended. In general, the securities laws prohibit abuse of special insider knowledge with regard to trading in the Holding Company's stock. Accordingly, you may not take advantage of material non-public information, such as current earnings, proposed major reorganizations or other transactions which could significantly affect the value of the stock by buying, selling or recommending the stock of the Holding Company. It is advisable to review the Corporation's Policies and Procedures on Confidential Information and the Avoidance of Insider Trading before entering into a stock transaction.

OUTSIDE EMPLOYMENT
------------------

With respect to an employee of the Corporation, employment is a full-time career unless otherwise provided by the appropriate Board of Directors (or in the case of a non-officer employee, as provided by executive management). The undivided interest and loyalty of employees is important to the continued success of the Corporation. Thus, employment with, or acting as consultant to, outside firms is permitted only if it is approved in advance by the appropriate Board of Directors (or in the case of a non-officer employee, executive management). In determining whether to approve such outside employment, the appropriate Board of Directors (or in the case of a non-officer employee, executive management) shall consider all relevant factors, including but not limited to the following:

            1.    Will it interfere with work assignments or performance;

            2. Will it involve the possibility of adverse publicity to the Corporation;

            3.    Is it with a competitor, supplier or customer;

            4.    Does it imply sponsorship by the Corporation; and

            5. Does it involve serving as a director, officer, manager or consultant.

Any such approval shall not be deemed a waiver of this provision of this Policy.

In addition, certain affiliations by directors, officers and employees are specifically prohibited by law. Examples of such prohibitions include serving as a director, officer, or employee of:

            1. A public utility holding company or its affiliates (15 U.S.C. ss.79q(c)); and

            2. An interstate power company (16 U.S.C. ss.825d(b) or having certain specified affiliations with a registered investment company (15 U.S.C. ss.80a-10(c)).

            3.    Most   unaffiliated   depository   institutions   within   the
                  Corporation's market area, subject to certain exemptions pursuant to state and federal law.

CONTRIBUTIONS - POLITICAL ACTIVITIES
------------------------------------

The Corporation, as a responsible citizen, encourages contributions to worthy charitable, social and educational causes. However, due to the requirements of the working environment, employee contributions to political or charitable organizations may not be solicited on the Corporation's premises or during working hours without prior management approval. Officers and employees shall not contribute directly or indirectly on behalf of the Corporation, time, money, service or favors to political parties, candidates or workers. The Corporation is prohibited from engaging in politics or making political contributions including the use of its facilities and/or supplies.

Any officer or employee who wishes to take an active role as a political candidate for any elective public office or is considered being appointed to any governmental or civic position, must discuss the details and receive prior approval from the Chief Executive Officer and appropriate Board of Directors.

CREDIT PRACTICES
----------------

It is important that all loans be made in a prudent manner. In addition, all loans should be made in an arm's-length transaction or in such a manner as will not reflect adversely on the integrity of our institution. Thus, you may not extend credit or participate in any credit extension to a customer in the following circumstances:

            1. The proceeds of a loan are to be given to you or benefit you, your family, or an entity in which you have a financial or other interest;

            2. The borrower, in turn, loans the proceeds of his loan to you, your family, or an entity in which you have an interest;

            3. The borrower uses the proceeds of the loan to pay your debts or those of your family or an entity in which you have an interest;

            4. The borrower uses the proceeds to purchase assets from you, your family or an entity in which you have an interest;

            5.    The loan is made on a  preferential  rate  which  has not been
                  authorized  by  the  Loan   Committee  or  other   appropriate
                  authority within the Bank;

            6. The loan is made to an employee of a bank regulatory agency, which has supervision over the Bank; or

            7.    The   borrower   obtains  a  loan  from   another  bank  on  a
                  preferential basis as part of a reciprocal arrangement pursuant to which the Bank extends credit to such other bank on a preferential basis.

Additional rules apply to loans to executive officers, directors, and principal shareholder. Please review the Bank's Insider Lending Policy & Procedures and Regulation O Compliance Policy.

RECEIPT OF GRATUITIES
---------------------

There are certain circumstances in which an officer, director or employee of the Corporation may be offered or wish to give a gratuity or some other thing of value to a person who happens to be a customer or supplier of the Corporation or is in some other way related to the Corporation. Typical examples include situations in which the other individual is a family member or the proposed gift or service properly furthers the interest of the Corporation by facilitating business discussions in a normal and usual fashion, such as a business luncheon. However, as a general rule, neither you nor your family may solicit or accept gifts, fees, services or entertainment from customers, suppliers, or prospective customers. In order to guide your conduct, make sure that you are familiar with the Bank Bribery Act, 18 U.S.C. ss.215, of the Comprehensive Crime Control Act of 1984. This statute is intended to prevent payment or receipt of anything of value in support of a transaction with the Corporation or another financial institution. As a general rule, the Corporation's employees, officers, directors, agents or attorneys are prohibited from soliciting for themselves or for a third party (other than the Corporation) anything of value from anyone in return for any business, service or confidential information of the Corporation, and from accepting anything of value (other than bona fide salary, wages and fees referred to in 12 U.S.C. 215(c)) from anyone in connection with the business of the Corporation either before or after a transaction is discussed or consummated. Accordingly, you should be mindful that in instances in which a benefit is given or received relating to a banking transaction, there is a possibility of violating the law and the Corporation's Policy.

The following are intended to guide your conduct:
-------------------------------------------------

            1. Benefits of a nominal value ($50.00 or less), which are clearly unconnected with any transaction with the Corporation may be accepted from customers, suppliers, or prospective customers by the Corporation's officers, employees or directors.

            2. Tangible gifts or services or anything of value from customers, suppliers, or prospective customers shall not be solicited or accepted by any of the Corporation's officers, employees or directors, for themselves or a third party, as a gift or condition in connection with any transaction of the Corporation.

            3. You may receive the normal amenities which facilitate the discussion of the Corporation's business, such as a business luncheon, from a customer, supplier or prospective customer, provided the expense would be paid for by the Corporation as a reasonable business expense if not paid for by another party. However, even those should be of a nominal value.

            4. You may receive a gift, service, or other thing of value from a customer, supplier, or prospective customer of the Corporation when that individual is a close family relative such as parent, child, spouse, grandparent, or grandchild, and the gift is based on that relationship.

            5. You may not be named as the recipient of a bequest or legacy under a customer's will or as a personal representative of a customer's estate unless the customer is a family member or
                  the   transaction  has  been  disclosed  to  and
                  approved by appropriate senior management or the appropriate Board of Directors.

            6. You may accept advertising or promotional material of nominal value, such as pens, pencils, notepads, key chains, calendar and similar items.

            7. You may accept normal and reasonable discounts, rebates, merchandise or services, which do not exceed those available to other customers.

            8. You may accept normal and reasonable civic, charitable, educational, or religious organization awards in recognition of service and accomplishments.

LITIGATION
----------

No suits of any kind or for any reason are to be instituted in the name of the Corporation by any officer without first fully discussing the matter with the Chief Executive Officer. This rule would not apply to attachments where quick action is necessary to protect the Corporation's position.

EMBEZZLEMENT
------------

Employees have a positive duty to report to management or the Audit Committee any facts relative to a suspected embezzlement or any other suspected illegal act committed by a fellow employee.

IMPROPER INFLUENCE OVER AUDITORS
--------------------------------

The Corporation recognizes the importance of preventing improper influence on the conduct of auditors. Accordingly, the Corporation prohibits any director, officer or employee from taking any action, or failing to take any action, to fraudulently influence, coerce, manipulate or mislead any of the Corporation's auditors during their review or audit of the Corporation's financial statements, and related books and records for the purpose of rendering the financial statements false or materially misleading. Improper influence would include, but is not limited to, directly or indirectly: (a) offering or paying bribes or other financial incentives, including offering future employment or contracts for non-audit services; (b) providing an auditor with inaccurate or misleading accounting, financial or legal analysis, records or information; (c) threatening to cancel or canceling existing non-audit or audit engagements if the auditor objects to the proposed account; (d) seeking to have a partner removed from the audit engagements because the partner objects to the proposed accounting; (e) blackmailing; and (f) making physical threats.

E-MAIL AND OTHER ELECTRONIC OR TELEPHONIC COMMUNICATIONS
--------------------------------------------------------

All electronic and telephonic communication systems and all communications and information transmitted by, received from, or stored in these systems are the property of the Corporation and as such are to be used for job-related purposes. The unauthorized use of any software and business equipment, including, but not limited to, facsimiles, telecopiers, computers and copy machines for private purposes is strictly prohibited.

Employees using this equipment for personal purposes do so at their own risk. Further, employees are not permitted to use a code, access a file, or retrieve any stored communication unless authorized to do so or unless they have received prior clearance from an authorized supervisor. All pass codes are the property of the Corporation. No employee may use a pass code or voice-mail access code that has not been issued to that employee or that is unknown to the Corporation. Moreover, improper use of the e-mail system or the Internet, i.e., spreading offensive jokes or remarks, will not be tolerated. Employees who violate this policy are subject to disciplinary action, up to and including discharge.

To ensure that the use of electronic and telephonic communications systems and business equipment is consistent with the Corporation's legitimate business interests, authorized representatives of the Corporation may monitor the use of such equipment from time to time. This may include a review of electronic messages including e-mail and voice-mail messages.

WAIVER OF ANY PROVISION OF THIS POLICY
--------------------------------------

From time to time, the Corporation may waive some provisions of this Policy. Any waiver of this Policy for executive officers or directors of the Corporation may be made only by the Board of Directors and must be promptly disclosed as required by SEC rules. Any waiver of this Policy for other employees may be made only by the Chief Executive Officer of the Corporation.

OTHER REQUIREMENTS
------------------

This Policy is not intended to be an exhaustive statement of all potential conflicts of interest and all of the ethical requirements of Directors, Officers and Employees of the Corporation under applicable state and federal law and regulations. If any questions arise regarding the application of the requirements of law and of this Policy to specific situations, such questions should be promptly addressed to your supervisor, the Chief Executive Officer, Chief Financial Officer or the Audit Committee.

The Chief Executive Officer and Chief Financial Officer shall be accountable to the Audit Committee and Board of Directors for assuring adherence to this Policy.

Compliance with the Policy is a condition of employment and failure to comply may be a basis for disciplinary action, termination or may result in other legal consequences.

ADDITIONAL  RULES  APPLICABLE  TO CHIEF  EXECUTIVE  OFFICER AND CHIEF  FINANCIAL
--------------------------------------------------------------------------------
OFFICER OF THE CORPORATION
--------------------------

In addition to complying with all other parts of this Policy, if you are the Corporation's principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions, you must take the following steps to ensure full, fair, accurate, timely and understandable disclosure in reports and documents that the Corporation files with or submits to the SEC and in other public communications made by the Corporation:

            1. Carefully review drafts of reports and documents the Corporation is required to file with the SEC before they are filed and the Corporation's press releases or other public communications before they are released to the public, with particular focus on disclosures that each principal officer does not understand or agree with and on information known to the principal officer that is not reflected in the report, documents, press release or public communication;

            2. Meet with members of senior management, division heads, accounting staff and others involved in the disclosure process to discuss their comments on the draft report, document, press release or public communication;

            3. Establish and maintain disclosure controls and procedures, which ensure that material information is included in each report, document, press release or public communication, in a timely fashion;

            4. Consult with the Audit Committee on a regular basis to determine whether it has identified any weaknesses or concerns with respect to internal controls;

            5. When relevant, confirm that neither the Corporation's internal auditors nor its independent accountants are aware of any material misstatements or omissions in the draft report or document, or have any concerns about the "Management's Discussion and Analysis of Financial Condition" section of a report or document; and

            6. Bring to the attention of the Audit Committee matters that you feel could compromise the integrity of the Corporation's financial reports, disagreements on accounting matters, or violations of any part of this Policy.

INTERNAL CONTROL OVER FINANCIAL REPORTING AND DISCLOSURE CONTROLS AND PROCEDURES
--------------------------------------------------------------------------------

The Corporation shall maintain disclosure controls and procedures and internal control over financial reporting that collectively ensure that the information required to be disclosed by the Corporation in its periodic reports, current reports and proxy statements filed by the Corporation under the Exchange Act and the rules thereunder is:

            o Recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms; and

            o Accumulated and communicated to management, including the Chief Executive Officer and Chief Financial Officer to allow timely decisions regarding required disclosure.

The Corporation shall maintain a system of internal control over financial reporting to ensure reliability and adequacy of its books and records and proper recording of all transactions including dispositions of assets. The Corporation has established guidelines and procedures related to the keeping of books and records that in reasonable detail accurately and fairly reflect the Corporation's transactions and dispositions of assets. The Corporation's guidelines and procedures are intended to prevent the Corporation's records from being misleading or from concealing anything that is improper.

Directors, officers and employees must strictly comply with the disclosure controls and procedures and internal control over financial reporting and must be vigilant in ensuring that the Corporation's funds or assets are not used for any unlawful or improper purpose. Directors, officers, and employees may only enter into transactions that are executed in accordance with the Corporation's specific authorization or established formalized policies and procedures.

All transactions that have been accounted for in accordance with policy will be accumulated and processed in a manner that will permit preparation of financial statements, reports and data for purposes of internal, public and regulatory reporting. Such statements, reports and data must be in a form sufficient to reflect accurately and fairly the results of transactions entered into by the Corporation and to permit proper accountability for assets.

The implementation and maintenance of disclosure controls and procedures and internal controls for financial reporting that are adequate in all respects to satisfy the requirements of the Corporation, applicable law and GAAP, will be the primary responsibility of the Chief Executive Officer and Chief Financial Officer. Compliance with the provisions and requirements of these controls and procedures will be tested and evaluated by the Corporation's internal auditing department. Any failures regarding these controls or procedures should be reported to the Chief Financial Officer or the person assigned the responsibility for the internal auditing function, if any, so that deficiencies can be corrected and assurance of compliance can be maintained.



                                         ---------------------------
                                         John F. Perotti
                                         Chairman and Chief Executive Officer




ADOPTED BY THE BOARD OF DIRECTORS ON AUGUST 26, 2005.
LAST REVISED ON FEBRUARY 29, 2008.